EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

Dated as of May 17, 2016

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made by and among INTERVAL ACQUISITION CORP., a Delaware corporation (the “Borrower”), INTERVAL LEISURE GROUP, INC., a Delaware corporation (“Holdings”), certain subsidiaries of the Borrower, as guarantors, the lenders who are party to this Amendment (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of June 21, 2012 (as amended by that certain First Amendment to Credit Agreement and Incremental Revolving Commitment Agreement dated as of April 8, 2014, as amended by that certain Second Amendment to Credit Agreement dated as of November 6, 2014, as amended by that certain Third Amendment to Credit Agreement dated as of April 10, 2015, as amended by the certain Fourth Amendment to Credit Agreement dated as of May 5, 2015 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”), Vistana Signature Experiences, Inc. (“Vistana”) and Iris Merger Sub, Inc. have entered into that certain Agreement and Plan of Merger dated as of October 27, 2015 (the “Merger Agreement”);

WHEREAS, in connection with the Merger Agreement, Holdings, Vistana and Starwood have agreed to enter into a License, Services and Development Agreement in substantially the form attached as Exhibit B to the Separation Agreement dated as of October 27, 2015 by and among Starwood, Vistana and Holdings (the “License”) whereby Vistana will license certain vacation ownership names and marks from Starwood;

WHEREAS, in connection with the Merger Agreement, (a) Steamboat Resort Village, LLC, a Subsidiary of Vistana (“Steamboat”), has agreed to enter into an Operating Agreement with Sheraton Licensing Operating Company, LLC, an Affiliate of Starwood (“Sheraton”), pursuant to which Sheraton will manage and operate a hotel on its behalf in Steamboat Springs, Colorado (the “Steamboat Operating Agreement”) and (b) Kauai Blue, Inc., a Subsidiary of Vistana (“Kauai Blue”), has agreed to enter into an Operating Agreement with Sheraton, pursuant to which Sheraton will manage and operate a hotel on its behalf in Koloa, Hawaii (the “Kauai Operating Agreement” and, together with the Steamboat Operating Agreement, the “Operating Agreements”), in each case until such time as such hotels are converted to timeshare properties;

WHEREAS, Vistana, Steamboat and Kauai Blue will each become a Subsidiary Guarantor under the Credit Documents and, in connection therewith, will pledge to the Collateral Agent a security interest in the License and the Operating Agreements and 100% of the Capital Stock of Vistana and its Subsidiaries will be pledged to the Collateral Agent, in each case as Collateral for the Obligations;

WHEREAS, the terms of the License and the agreement of the parties to the Operating Agreements require the holders of any security interest in the License, the Operating Agreements or the Capital Stock of Vistana, as licensee under the License, to execute lender letters substantially in the forms attached hereto as Exhibits A-1 and A-2 (collectively, the “Lender Letters”) agreeing to certain limitations on the ability of such holder to foreclose on the License, the Operating Agreements or the Capital Stock of Vistana and on the ability of such holders to assign, participate or otherwise transfer the loans and other obligations secured by such security interests (the “Transfer Limitations”);

WHEREAS, the Borrower has requested to amend the Credit Agreement to authorize the Collateral Agent to enter into the Lender Letters and to recognize the Transfer Limitations; and

WHEREAS, subject to the terms of this Amendment, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Effective as of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended by:

(a)                                 adding the following defined terms to Section 1.01 of the Credit Agreement in proper alphabetical order:

“Ancillary Amenities” means amenities of Vacation Ownership Properties, such as country clubs, spas, golf courses, food and beverages outlets, gift and sundry shops, etc., located at or in the general vicinity of Vacation Ownership Properties, and businesses that are ancillary to the foregoing activities (e.g. travel insurance), all of which are associated with Vacation Ownership Interests.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.

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“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Exchange Program” means any method, arrangement, program or procedure for the voluntary exchange by Owners of the right to use and occupy Vacation Ownership Units for the right to use, occupy or benefit from other accommodations, facilities, programs or services.

“Hotel” means any hotel, resort or other transient or extended stay lodging facilities, but does not include Vacation Ownership Properties.

“Institutional Lender” means a commercial bank, savings and loan association, savings bank, trust company, credit union, insurance company, real estate investment trust, or pension fund and shall also include other institutions that act as administrative agents, collateral agents or trustees and/or similar functions for any of the foregoing in the ordinary course of their business, and have assets under management in excess of twenty-five billion dollars ($25,000,000,000); provided, however, that for purposes of this Agreement, only the Administrative Agent or the Collateral Agent shall be required to have assets under management in excess of twenty-five billion dollars ($25,000,000,000).

“Lodging Competitor” means any Person or an Affiliate of a Person that (a) owns or has direct or indirect Ownership Interest in Lodging Competitor Chain(s) or (b) is a master franchisee, master franchisor or subfranchisor for Lodging Competitor Chain(s) (for the purposes hereof, the terms master franchisee, master franchisor, and subfranchisor each mean a Person that has been granted the right by a franchisor to offer and sell subfranchises for such Person’s own account).  A Person that has an interest in a Person described in the preceding sentence merely as a franchisee or as a mere passive investor that has no Control or influence over the business decisions of such Person, such a limited partners in a partnership or as a mere non-Controlling stockholder in a corporation, is not a Lodging Competitor for purposes of this Agreement.

“Lodging Competitor Chains” means (a) a full service or luxury Hotel chain or collection of chains which, when aggregated, have both (i) four thousand (4,000) or more rooms and (ii) twenty (20) or more Hotels or (b) a select service or extended stay Hotel chain or collection of chains which, when aggregated, have both (i) ten thousand (10,000) or more rooms and (ii) fifty (50) or more Hotels; provided, however, that Lodging Competitor Chain(s) shall not include a Hotel chain or collection of chains owned by Vistana or its Affiliates (including Aqua-Aston Holdings, Inc. and its Subsidiaries) as of May 11, 2016, so long as the branding and scope of operations of such chain(s) are generally consistent, taking into account reasonable growth, with the branding and scope as of May 11, 2016, subject to reasonable extensions and modifications over the term of this Agreement.

“Owner” means an owner of a timeshare, fractional, or interval Ownership Interest, use right or other entitlement to a Vacation Ownership Interest and/or Vacation Ownership Unit.

“Ownership Interest” means all forms of ownership of legal entities or property, both legal and beneficial, voting and non-voting, including stock interests, partnership interests, limited liability company interests, joint tenancy interests, leasehold interests, proprietorship interests, trust beneficiary interests, proxy interests, power-of-attorney interests, and all options, warrants, and any other forms of interest evidencing ownership or Control.

“Starwood” means Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation.

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“Vacation Ownership Business” means the business of (a) developing, marketing, managing, and operating Vacation Ownership Properties; (b) developing, selling, marketing, managing, operating and financing Vacation Ownership Interests and Vacation Ownership Units; (c) developing, selling, marketing and operating Exchange Programs; (d) establishing and operating sales facilities for Vacation Ownership Interests; (e) managing the Owner services related to Vacation Ownership Interests; (f) servicing purchase money loans for Vacation Ownership Interests; and (g) managing and operating the Ancillary Amenities of Vacation Ownership Properties.

“Vacation Ownership Competitor” means any Person or Affiliate of any Person that (a) owns or has direct or indirect Ownership Interest in a Vacation Ownership Competitor Chain or (b) is a master franchisee, master franchisor or subfranchisor for a Vacation Ownership Competitor Chain (for the purposes hereof, the terms master franchisee, master franchisor, and subfranchisor each mean a Person that has been granted the right by a franchisor to offer and sell subfranchises for such Person’s own account).  A Person that has an interest in a Vacation Ownership Competitor Chain merely as a franchisee or as a mere passive investor that has no Control or influence over the business decisions of the Vacation Ownership Competitor Chain, such as limited partners in a partnership or as a mere non-Controlling stockholder in a corporation, is not a Vacation Ownership Competitor for purposes of this Agreement.

“Vacation Ownership Competitor Chain” means a Vacation Ownership Business chain with (a) one thousand (1,000) or more Vacation Ownership Units and (b) ten (10) or more Vacation Ownership Properties; provided, however, that Vacation Ownership Competitor Chain shall not include a Vacation Ownership Business created or developed by Vistana or its Affiliates.

“Vacation Ownership Interests” means timeshare, fractional, interval, vacation club, destination club, vacation membership, private membership club, private residence club, points club, and other forms of products, programs and services, in each case wherein purchasers acquire an Ownership Interest in, use right of or other entitlement to use (including through interests in a land trust or similar real estate vehicle and regardless of whether the Ownership Interest, use right or other entitlement is expressed in the form of points, deeded weeks or other currency) one or more of certain determinable overnight accommodations and associated facilities in a system of unites and facilities on a recurring, periodic basis and pay for such Ownership Interest, use right or other entitlement in advance (whether payments are made in lump-sum or periodically over time), and associated Exchange Programs.

“Vacation Ownership Property” means a property that includes Vacation Ownership Units, including all land used in connection with the property and (a) the freehold or long-term leasehold interest to the site of the property; (b) all improvements, structures, facilities, entry and exit rights, parking, pools, landscaping, and other appurtenances (including the property building and all operating systems) located at the site of the property; and (c) all furniture, fixtures, equipment, supplies and inventories installed or located in such improvements at the site of the property.

“Vacation Ownership Unit” means a physical unit used for overnight accommodation as part of a Vacation Ownership Interest.

“Vistana” means Vistana Signature Experiences, Inc., a Delaware corporation.

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“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 amending the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement to add the following new clause (iii) to clause (e) of such definition:

“or (iii) become the subject of a Bail-In Action”

(c)                                  amending the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement to add the following sentence at the end of such definition:

“Notwithstanding the foregoing, if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(d)                                 amending and restating the definition of “Revolving Termination Date” in Section 1.01 of the Credit Agreement as follows:

“ ‘Revolving Termination Date’ means May 17, 2021.”

(e)                                  amending and restating the last sentence of Section 2.15(a)(iv) of the Credit Agreement as follows:

“Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(f)                                   replacing the reference to “[Intentionally Omitted].” in clause (h) of Section 11.06 of the Credit Agreement with the following:

“(h)                           No Assignments or Participations to Competitors.  No Lender shall assign, transfer, convey or sell participations in any Commitments or any Loans to any Person other than an Institutional Lender that is not an Affiliate of Vistana, a Lodging Competitor or a Vacation Ownership Competitor, without the prior written consent of Starwood, such consent not to be unreasonably withheld or unreasonably conditioned, and that any attempted assignment, transfer, conveyance or sale (other than in connection with an assignment not prohibited by this clause (h)) shall be void ab initio and of no force or effect.  The Administrative Agent and the Lenders shall have the right to present to Starwood a list of potential participants, assignees or transferees and Starwood and the Administrative Agent shall consult in good faith to determine whether such parties are or are not Lodging Competitors or Vacation Ownership Competitors.  Notwithstanding the first sentence of this clause (h), Starwood shall be deemed to have consented to any assignment, transfer, conveyance or participation to any particular potential participant, assignee or transferee if (i) the Administrative Agent provides written notice to Starwood identifying such potential participant, assignee or transferee (the “Initial Notice”), (ii) in the event Starwood does not approve or object to such potential participant, assignee or transferee within seven (7) Business Days after receipt of the Initial Notice, the Administrative Agent provides a second written notice to Starwood referencing the Initial Notice and re-identifying such potential participant, assignee or transferee (the “Second Notice”), and (iii) Starwood does not object to such participant, assignee or transferee by written notice to the Administrative Agent on or prior

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to the date that is five (5) Business Days after having received the Second Notice.  Notwithstanding the foregoing, Starwood agrees that any assignment, transfer, conveyance or sale of participations in any Commitments or any Loans may be made to any entity that is a Lender at the time of such assignment, transfer, conveyance or sale.”

(g)                                  amending Article XI of the Credit Agreement by inserting the following new Section 11.22 in correct numerical order:

“11.22           Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

Section 3.                                           Amendments to Exhibits.  Effective as of the Fifth Amendment Effective Date, Exhibit 11.06 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit B.

Section 4.                                           Acknowledgement of Lender Letters.  By its execution hereof, each Lender (a) acknowledges that it has reviewed the Lender Letters and (b) approves the Lender Letters and authorizes the Administrative Agent to execute and deliver the Lender Letters of on its behalf.

Section 5.                                           Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Fifth Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each other Credit Party, the Administrative Agent and each of the Lenders;

(b)                                 the representations and warranties contained in Section 6 shall be true and correct in all material respects (other than Section 6(d), which representations and warranties shall be true in all respects);

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(c)                                  the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (i) the articles or certificate of incorporation or formation (or equivalent), as applicable, of the Borrower have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (ii) the bylaws or other governing document of the Borrower have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, and (iii) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or equivalent) of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Credit Documents executed in connection herewith to which it is a party;

(d)                                 the Administrative Agent shall have received legal opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Amendment and such other matters as the Administrative Agent shall request;

(e)                                  the transactions contemplated by the Merger Agreement shall have been consummated and Holdings, Vistana and Starwood shall have entered into the License; and

(f)                                   the Borrower shall have paid all fees payable to the Administrative Agent, the Lenders and their respective affiliates in connection with this Amendment.

Section 6.                                           Representations and Warranties of the Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)                                 The execution, delivery and performance by such Credit Party of this Amendment has been duly authorized by all necessary corporate or other organizational action and does not (a) contravene the terms of such Credit Party’s Organization Documents; (b) conflict with or result in any breach or contravention of (i) any Contractual Obligation to which such Credit Party is party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Credit Party or its Property is subject; (c) result in the creation of any Lien (other than Permitted Liens); or (d) violate any Law applicable to such Credit Party and this Amendment, except, in the case of clause (b) or (d) only, as would not reasonably be expected to have a Material Adverse Effect.

(b)                                 This Amendment has been duly executed and delivered by such Credit Party.  This Amendment constitutes legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing.

(c)                                  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Credit Party of this Amendment (other than (a) as have already been obtained and are in full force and effect, (b) filings to perfect security interests granted pursuant to this Amendment and (c) approvals, consents, exemptions, authorizations, or other actions, notices or filings the failure to procure which would not reasonably be expected to have a Material Adverse Effect).

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(d)                                 After giving effect to this Amendment, the representations and warranties contained in each of the Credit Documents and applicable to such Credit Party are true and correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects), and except that the representations and warranties contained in Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 7.01(a) and (b) of the Credit Agreement and to the date of such financial statements.

(e)                                  No Default or Event of Default shall exist immediately prior to and after giving effect to (i) this Amendment and (ii) any Credit Extension made in connection herewith.

Section 7.                                           Reference to and Effect on the Credit Documents.

(a)                                 On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Credit Document.

(b)                                 The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 8.                                           Acknowledgement of Guarantors.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Credit Documents.

Section 9.                                           Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.    Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.                                    Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 11.                                    Entire Agreement.  This Amendment and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Lenders and/or Wells Fargo Securities, LLC constitute the entire agreement among the parties relating to the subject

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matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTERVAL ACQUISITION CORP., as Borrower

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President & Secretary

INTERVAL LEISURE GROUP, INC., as Holdings and a Guarantor

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President & COO

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

SUBSIDIARY GUARANTORS:

AQUA-ASTON HOLDINGS, INC.

AQUA HOSPITALITY LLC

AQUA HOTELS AND RESORTS, INC.

CDP GP, INC.

CERROMAR DEVELOPMENT PARTNERS GP, INC.

GRAND ASPEN HOLDINGS, LLC

GRAND ASPEN LODGING, LLC

HT-HIGHLANDS, INC.

HTS-BC, L.L.C.

HTS-BEACH HOUSE, INC.

HTS-BEACH HOUSE PARTNER, L.L.C.

HTS COCONUT POINT, INC.

HTS-GROUND LAKE TAHOE, INC.

HTS-KEY WEST, INC.

HTS-KW, INC.

HTS-LAKE TAHOE, INC.

HTS-LOAN SERVICING, INC.

HTS-MAIN STREET STATION, INC.

HTS-MAUI, L.L.C.

HTS-SAN ANTONIO, L.L.C.

HTS-SEDONA, INC.

HTS-SUNSET HARBOR PARTNER, L.L.C.

HTS-WINDWARD POINTE PARTNER, L.L.C.

HV GLOBAL GROUP, INC.

HV GLOBAL MANAGEMENT CORPORATION

HV GLOBAL MARKETING CORPORATION

INTERVAL HOLDINGS, INC.

INTERVAL INTERNATIONAL, INC.

INTERVAL RESORT & FINANCIAL SERVICES, INC.

OWNERS’ RESORTS AND EXCHANGE, INC.

S.O.I. ACQUISITION CORP.

VACATION OWNERSHIP LENDING GP, INC.

VACATION RESORTS INTERNATIONAL

VOL GP, INC.

WINDWARD POINTE II, L.L.C.

WORLDWIDE VACATION & TRAVEL, INC.

XYZII, INC.

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

IIC HOLDINGS, INCORPORATED

ILG INTERNATIONAL HOLDINGS, INC.

INTERVAL SOFTWARE SERVICES, LLC

MANAGEMENT ACQUISITION HOLDINGS, LLC

RESORT SALES SERVICES, INC.

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	President

ILG MANAGEMENT, LLC

VRI-ORE, LLC

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Manager

AQUA HOTELS & RESORTS, LLC

DIAMOND HEAD MANAGEMENT, LLC

HOTEL MANAGEMENT SERVICES, LLC

KAI MANAGEMENT SERVICES LLC

By:  Aqua Hospitality LLC, as manager

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

AQUA HOTELS AND RESORTS OPERATOR LLC

AQUA LUANA OPERATOR LLC

By:  Aqua Hospitality LLC, as managing member

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

AQUA-ASTON HOSPITALITY, LLC

ASTON HOTELS & RESORTS FLORIDA, LLC

MAUI CONDO AND HOME, LLC

RQI HOLDINGS, LLC

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Manager

BEACH HOUSE DEVELOPMENT PARTNERSHIP

By:  HTS-Beach House, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

CDP INVESTORS L.P.

By:  CDP GP, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

CERROMAR DEVELOPMENT PARTNERS, L.P., S.E.

By:  Cerromar Development Partners GP, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

HTS-SAN ANTONIO, L.P.

By:  HTS-San Antonio, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

HTS-WILD OAK RANCH BEVERAGE, LLC

HTS-SAN ANTONIO, INC.

MERIDIAN FINANCIAL SERVICES, INC.

TRADING PLACES INTERNATIONAL, LLC

By	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and Secretary

KEY WESTER LIMITED

By:  HTS-KW, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

MERAGON FINANCIAL SERVICES, INC.

By	/s/ Gregory B. Sheperd
Name:	Gregory B. Sheperd
Title:	President

PARADISE VACATION ADVENTURES, LLC

By:  Trading Places International, LLC, as sole member

By	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and Secretary

REP HOLDINGS, LTD.

By	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Secretary

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

RESORT MANAGEMENT FINANCE SERVICES, INC.

By	/s/ Michele L. Keusch
Name:	Michele Keusch
Title:	President

SUNSET HARBOR DEVELOPMENT PARTNERSHIP

By:  HTS-Key West, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

VACATION OWNERSHIP LENDING L.P.

By:  Vacation Ownership Lending GP, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

VOL INVESTORS, L.P.

By:  VOL GP, Inc., as general partner

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

HVO KEY WEST HOLDINGS, LLC

By:  HV GLOBAL MARKETING CORPORATION, its member

By	s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent, L/C Issuer, Swingline Lender and a Lender

By:	/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/Julia H. Rocawich
Name: Julia H. Rocawich
Title: Senior Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ David A. Ernst
Name: David A. Ernst
Title: Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

FIFTH THIRD BANK, as a Lender

By:	/s/ Vivian Premock
Name: Vivian Premock
Title: Senior Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By:	/s/ Ravneet Mumick
Name: Ravneet Mumick
Title: Director

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Antje Focke
Name: Antje Focke
Title: Executive Director

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

SYNOVUS BANK, as a Lender

By:	/s/ Michael Sawicki
Name: Michael Sawicki
Title: SVP & Director LCBG East

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

BANKUNITED, N.A., as a Lender

By:	/s/ Vanessa C. Civalero
Name: Vanessa C. Civalero
Title: Senior Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Derick Duchodni
Name: Derick Duchodni
Title: Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Charles Graeub, III
Name: Charles Graeub, III
Title: Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

CITY NATIONAL BANK, N.A., as a Lender

By:	/s/ Tyler P. Kurau
Name: Tyler P. Kurau
Title: Senior Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

FIRST HAWAIIAN BANK, as a Lender

By:	/s Derek Chang
Name: Derek Chang
Title: Vice President

Interval Leisure Group, Inc.

Fifth Amendment to Credit Agreement

Signature Page

EXHIBIT 11.06

FORM OF
ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the “Assignor”) and the parties identified on the Schedules hereto and [the] [each](1) Assignee identified on the Schedules hereto as “Assignee” or as “Assignees” (collectively, the “Assignees” and each, an “Assignee”).  [It is understood and agreed that the rights and obligations of the Assignees(2) hereunder are several and not joint.](3)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the [Assignee] [respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, [the] [an] “Assigned Interest”).  Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	[INSERT NAME OF ASSIGNOR]

2.	Assignee(s):	See Schedules attached hereto

(1)   For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(2)   Select as appropriate.

(3)   Include bracketed language if there are multiple Assignees.

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3.	Borrower:	Interval Acquisition Corp.

4.	Administrative Agent:	Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The Amended and Restated Credit Agreement dated as of June 21, 2012 among Interval Acquisition Corp., as Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent (as amended, restated, supplemented or otherwise modified)

6.	Assigned Interest:	See Schedules attached hereto

[7.	Trade Date:	](4)

[Remainder of Page Intentionally Left Blank]

(4)   To be completed if the Assignor and the Assignees intend that the minimum assignment amount is to be determined as of the Trade Date.

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Effective Date:                    , 2     [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEES

See Schedules attached hereto

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[Consented to and](5) Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent[, Issuing Lender and Swingline Lender]

By:
Name:
Title:

[Consented to:](6)

[INTERVAL ACQUISITION CORP., as Borrower]

By:
Name:
Title:

[Consented to:](7)

[STARWOOD HOTELS & RESORTS WORLDWIDE, INC.]

By:
Name:
Title:

(5)   To be added only if the consent of the Administrative Agent and/or the Swingline Lender and Issuing Lender is required by the terms of the Credit Agreement.

(6)   To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

(7)   To be added only if the consent of Starwood is required by the terms of the Credit Agreement.

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SCHEDULE 1
To Assignment and Assumption

By its execution of this Schedule, the Assignee identified on the signature block below agrees to the terms set forth in the attached Assignment and Assumption.

Assigned Interests:

Facility Assigned(1)	Aggregate Amount of Commitment/ Loans for all Lenders(2)	Amount of Commitment/ Loans Assigned(3)	Percentage Assigned of Commitment/ Loans(4)		CUSIP Number
	$	$		%
	$	$		%
	$	$		%

[NAME OF ASSIGNEE](5)
[and is an Affiliate/Approved Fund of [identify Lender](6)]

By:
Title:

(1)   Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Agreement (e.g. “Revolving Commitment,” etc.)

(2)   Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(3)   Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(4)   Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(5)   Add additional signature blocks, as needed.

(6)   Select as appropriate.

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ANNEX 1
to Assignment and Assumption

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1          Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of [Holdings,] the Borrower, any of [its][their respective] Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by [Holdings,] the Borrower, any of [its][their respective] Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2.         Assignee[s].  [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(v) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee, (viii) it is an Institutional Lender and (ix) it is not an Affiliate of Vistana, a Lodging Competitor or a Vacation Ownership Competitor (provided that any breach of the representation and warranty set forth in this clause (ix) shall not render the assignment under this Assignment and Assumption void or voidable); and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2.             Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.             General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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